SUPPLEMENT DATED NOVEMBER 14, 2003 TO THE
                                             POLICY PROSPECTUS DATED MAY 1, 2003


The following information supplements, and to the extent inconsistent therewith, replaces the information in your policy prospectus. Please retain this supplement and keep it with the prospectus for future reference.

EFFECTIVE NOVEMBER 17, 2003, the MFS Research Portfolio changed its name to the Merrill Lynch Large Cap Core Portfolio. Therefore, all references to the "MFS Research Portfolio" are replaced with "Merrill Lynch Large Cap Core Portfolio." Additionally, the subadviser and investment objective have changed; therefore the table in "The Variable Funding Options" is revised as follows:

THE TRAVELERS SERIES TRUST
   Merrill Lynch Large Cap Core        Seeks long-term capital growth.         TAMIC
     Portfolio                         The Fund normally invests in a          Subadviser: Merrill Lynch
                                       diversified portfolio of equity         Investment Managers, L.P.
                                       securities of large cap companies
                                       located in the United States.

THIS SUPPLEMENT APPLIES TO: TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE, TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000, AND TRAVELERS CORPORATE BENEFIT LIFE.

November 2003                                                            L-23082